UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2004

                                  ANAREN, INC.
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             (Exact name of registrant as specified in its charter)

           New York                       000-6620               16-0928561
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

     6635 Kirkville Road, East Syracuse, New York                   13057
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       (Address of Principal Executive Offices)                   (Zip code)

                                 (315) 432-8909
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On January ___, 2004, Anaren, Inc. (the "Company") issued a press release announcing that it has been selected to receive a contract in excess of $11.0 million from Raytheon (Goleta, CA) for Digital Radio-Frequency (RF) Memory subsystems used in the Raytheon AN/ALQ-187 internal (RF) jammer. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

            99.1 Press Release of Anaren, Inc. dated January 26, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NAREN, INC.

                                      By:  /s/ Lawrence A. Sala
                                           -------------------------------------
                                           Lawrence A. Sala
                                           President and
                                           Chief Executive Officer